UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 4, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GENOMED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       000-49720                43-1916702
----------------------------     -----------------------     -------------------
(State or other jurisdiction     (Commission File Number        (IRS Employer
      of incorporation)                                     Identification No.)


           9666 OLIVE BOULEVARD, SUITE 300, ST. LOUIS, MISSOURI 63132
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (314) 983-9933
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On March 31, 2005, GenoMed, Inc. (the "Company") issued a press release reporting that the Company had become aware of activity over the Internet and unsolicited electronic mail that encouraged the purchase of the Company's stock. The Company also reported that it is not responsible for, and is unaware of the source of such Internet and electronic mail activity. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being furnished as part of this Form 8-K:

      EXHIBIT NUMBER       DESCRIPTION

              99.1         Press release of GenoMed, Inc. dated March 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GENOMED, INC.


Date: April 4, 2005                            By:  /s/ Robyn Owens
                                                   -----------------------------
                                                   Robyn Owens
                                                   Chief Financial Officer